UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                               FORM N-CSRS

          CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                           INVESTMENT COMPANIES


Investment Company Act file number 811-21486
                                   811-21538

Name of Fund:  Merrill Lynch Real Investment Fund
               Master Real Investment Trust

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service:  Robert C. Doll, Jr., Chief Executive
       Officer, Merrill Lynch Real Investment Fund and Master Real Investment Trust, 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address:
       P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 11/30/06

Date of reporting period: 12/01/05 - 05/31/06

Item 1 -   Report to Stockholders


Semi-Annual Report
May 31, 2006


Merrill Lynch
Real Investment Fund


(BULL LOGO) Merrill Lynch Investment Managers www.mlim.ml.com


Mercury Advisors
A Division of Merrill Lynch Investment Managers www.mercury.ml.com


This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-637-3863; (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's
Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com; and
(2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.


Merrill Lynch Real Investment Fund
Box 9011
Princeton, NJ 08543-9011



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Merrill Lynch Real Investment Fund


Announcement to Shareholders


On February 15, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch & Co., Inc. ("Merrill Lynch") entered into an agreement to contribute Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. and certain affiliates (including Fund Asset Management, L.P. and Merrill Lynch Investment Managers International Limited), to BlackRock to create a new independent company ("New BlackRock") that will be one of the world's largest asset management firms with approximately $1 trillion in assets under management (based on combined assets under management as of March 31, 2006) (the "Transaction"). The Transaction is expected to close in the third quarter of 2006, at which time the new company will operate under the BlackRock name. The Fund's/Trust's Board of Trustees has approved a new investment advisory agreement with BlackRock Advisors, Inc. or its successor on substantially the same terms and for the same advisory fee as the current investment advisory agreement with the Investment Adviser. If the new agreement is approved by the Fund's/Trust's shareholders, BlackRock Advisors, Inc. or its successor is expected to become the investment adviser of the Fund/Trust upon the closing of the Transaction.



Officers and Trustees


Robert C. Doll, Jr., President and Trustee
David O. Beim, Trustee
James T. Flynn, Trustee
W. Carl Kester, Trustee
Karen P. Robards, Trustee
Donald C. Burke, Vice President and Treasurer
Thomas Musmanno, Vice President
Frank Viola, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary


Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



A Letter From the President


Dear Shareholder

You may be aware that changes are on the horizon at Merrill Lynch Investment Managers ("MLIM"). Earlier this year, Merrill Lynch announced plans to combine its investment advisory business, including MLIM, with another highly regarded investment manager - BlackRock, Inc. ("BlackRock").

At the completion of the transaction, which is expected at the end of the third quarter of this year (subject to regulatory and shareholder approvals), the resultant firm will be a top-10 investment manager worldwide with approximately $1 trillion in assets under management.* The combined company will provide a wider selection of high-quality investment solutions across a range of asset classes and investment styles. MLIM and BlackRock possess complementary capabilities that together create a well-rounded organization uniting some of the finest money managers in the industry. At the same time, the firms share similar values and beliefs - they are focused on delivering excellence on behalf of clients, and both make investment performance their single most important mission. In short, the combination only reinforces our commitment to shareholders.

Most of MLIM's investment products - including mutual funds, separately managed accounts, annuities and variable insurance funds - eventually will carry the "BlackRock" name. As a shareholder in one or more MLIM-advised mutual funds, you recently were mailed a proxy package asking you to vote on proposed changes that affect those funds. The proposals vary based on the funds in which you invest. However, all shareholders are asked to vote on a new investment advisory agreement with BlackRock Advisors, Inc. Your Fund's Board of Directors has approved, and recommends that you approve, the new agreement. Your Fund's Board also has approved, and recommends that you approve, a contingent subadvisory agreement that will serve to ensure that management services can continue during the course of completing the transaction.

It is important that you exercise your right as a mutual fund shareholder by voting on the proposals that are presented to you in your funds' proxy statements. Your participation - via phone, mail, online or in person - is critical. (Refer to your proxy card for detailed voting procedures and deadlines.) You should know that your vote on these proposals will not affect your brokerage account or change your relationship with your financial advisor. If you are a client of Merrill Lynch, you will remain a client of Merrill Lynch.

Should you have any questions or concerns, please do not hesitate to call 1.866.752.6486.

As always, we thank you for entrusting us with your investment assets, and we look forward to continuing to serve your investment needs with even greater strength and scale as the new BlackRock.



Sincerely,



(Robert C. Doll, Jr.)
Robert C. Doll, Jr.
President and Chief Investment Officer
Merrill Lynch Investment Managers


  * $1.039 trillion in assets under management as of March 31, 2006.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



A Discussion With Your Fund's Portfolio Managers


The Fund provided a positive total return for the period through investment in commodity-linked notes, while also seeking yield enhancement through exposure to high-quality, short-duration fixed income assets.


What is the Fund's investment objective?

The Fund seeks positive long-term total return, primarily through investment in commodity-linked derivative instruments and short-term debt obligations. The commodity-linked derivative instruments in which the Fund may invest include hybrid instruments, such as structured notes or commodity-linked notes, whose principal and/or interest payments are tied to the value of a real asset or commodity index, such as the Goldman Sachs Commodity Total Return Index. The debt obligations in which the Fund invests are primarily investment grade, floating rate debt securities of any maturity.


How did the Fund perform during the period in light of the existing market conditions?

For the six-month period ended May 31, 2006, the Fund's Class A, Class B, Class C and Class I Shares had total net returns of +6.47%, +6.03%, +6.00% and +6.62%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.) For the same period, the Goldman Sachs Commodity Total Return Index returned +7.02%. Importantly, the Index is used to illustrate the performance of the overall commodities markets, but is not necessarily a comparable measure of the Fund's results. The Fund is designed to tap into the performance of the commodities markets and will generally track the markets' trends. However, it is a fixed income investment and must fund the cost of gaining that commodity exposure through the creation of commodity-linked notes. This inherent cost will necessarily impact the Fund's results relative to the Index.

Rising energy and commodity prices contributed to the positive absolute performance of the benchmark and the Fund. The appreciation was driven primarily by oil, with the price per barrel rising from $59 to $71 during the six-month period. U.S. retail gasoline prices increased from an average $2.12 per gallon to $2.78 per gallon, weighing on the minds of summer travelers. In addition, silver moved from just over $8 per ounce to more than $12 per ounce and gold from $511 per ounce to $649 per ounce, helping to propel the Index's returns. Copper also rose from $3,963 per ton to $7,968 per ton. The rise in energy and industrial metals prices is primarily attributed to increased demand on the part of developing economies, such as China and India, where commodities are required to meet growing infrastructure development needs. The increase in precious metals prices generally may reflect investors' expectations for growing inflation, as these commodities are considered a store of value.

Because we use credit-sensitive debt securities to provide yield enhancement for the portfolio, Fund returns also are influenced by the performance of the credit markets. During the past six months, global markets entered a period of risk aversion, which hindered the spread tightening phenomenon that had been contributing to strong performance in the credit markets for some time. Amid these conditions, we looked to higher-grade credit product for yield enhancement, as we felt high-quality securities would be somewhat less susceptible to the spread widening. Specifically, we focused primarily on asset-backed securities, which included a significant position in home equity product. These generated 50 basis points (.50%) in excess return above our target, the London InterBank Offered Rate (LIBOR), thereby contributing to Fund performance for the period.


What changes were made to the portfolio during the period?

During the period, our commodity-linked notes issued by JPMorgan Chase Bank matured from the portfolio, bringing our total exposure relative to the Goldman Sachs Commodity Total Return Index from 100% to 85%. This reduced the beta of the portfolio given our lower exposure to the commodities markets. We actively looked to reinvest the proceeds from these maturing securities into the notes of a new issuer. In doing so, we were mindful to diversify our issuer exposure so as to spread out and effectively reduce the risk of overexposing the Fund's assets to a particular counterparty. A new issuer was identified and new notes were added to the portfolio shortly after the close of this period returning the Fund's exposure to the Index to 100%.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



We continued to fund the cost of acquiring the commodity-linked exposure with income generated from low-duration fixed income investments, such as agency debt, structured finance securities and other corporate and mortgage products. However, with spreads at all-time tight levels in nearly every market, it was increasingly difficult to uncover value in credit product. One area that we found to offer significant yield pickup relative to the consumer sectors, particularly autos and credit cards, was home equity product. As such, we focused our investment in this area of the fixed income market, favoring "off the run" names that are less liquid and offer better relative value than top-tier issues. In general, we do not believe credit spreads have much more room to tighten. At the same time, we do not see a catalyst in the near future for significant spread widening and, therefore, will continue to purchase credit product at current levels, focusing on the home equity sector.

Although it does not impact our investment strategy or the portfolio's makeup, it is worth mentioning a recent ruling by the Internal Revenue Service (IRS) regarding income earned by commodity-linked funds. In order to retain their status as registered investment companies (RICs), funds such as ours must derive their income primarily from commodity-linked notes. According to the ruling, not more than 10% of a RIC's income may be derived from commodity-linked swap agreements. Such income is not considered "qualifying income" per IRS rules. The IRS ruling will take effect for income recognized by the Fund after September 30, 2006. However, shareholders should be aware that the Fund has always derived 100% of its income from commodity-linked notes, making all of its income "qualifying." Any fund that derives more than 10% of its income from commodity-linked swaps or futures would lose its status as a registered investment company, making it subject to federal income tax on its net income at regular corporate rates and making distributions to shareholders taxable as ordinary dividends. We have always made it our policy to invest in commodity-linked notes and expect to continue that practice.


How would you characterize the portfolio's position at the close of the period?

In the fixed income area, which represents 66% of the portfolio's overall assets, we continue to rotate among high-quality structured products in an effort to enhance portfolio income. Our commitment to these sectors at period-end was broken down as follows: 16% in floating rate collateralized mortgage obligations; 14% in asset-backed securities, including floating rate home equity loans; 9% in Fannie Mae commercial mortgage product; 8% in floating rate residential B&C (non-prime) loans; 7% in corporate credit; 6% in U.K. mortgages denominated in U.S. dollars; and 6% in agency debentures. Most of these assets are floating rate securities or are structured to be of a relatively short duration. We favor these types of securities in the current environment, as they track the movement of short-term interest rates without the same volatility as fixed rate securities. Therefore, in a rising rate environment, these securities will not decline in price. This is consistent with the objective of the Fund, as our investors are seeking exposure to the commodity markets, but without the downward price pressure associated with rising interest rates. The portfolio ended the period with a AA credit profile.

We continue to believe that commodities will be a benefactor of global economic expansion. Commodities will continue to be necessary to support developing nations' infrastructure and development needs. In addition, as we have mentioned in previous reports to shareholders, commodities tend to perform opposite of traditional asset classes. Thus, the Fund offers an opportunity to diversify a traditional portfolio of stocks and bonds, thereby helping investors to prepare for a wider range of market and economic conditions. Given its unique structure, the Fund also offers shareholders access to securities that are not available to individual investors on the open market.


Thomas F. Musmanno
Vice President and Co-Portfolio Manager


Frank Viola
Vice President and Co-Portfolio Manager


June 14, 2006



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors. Had the sales charge been included, the Fund's Class I Shares' performance would have been lower.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser has voluntarily waived a portion of its fee. Without such waiver, the Fund's returns would have been lower.



Recent Performance Results
                                                               6-Month               12-Month           Since Inception
As of May 31, 2006                                           Total Return          Total Return           Total Return
ML Real Investment Fund Class A Shares*                         +6.47%                +16.46%                +32.29%
ML Real Investment Fund Class B Shares*                         +6.03                 +15.53                 +30.58
ML Real Investment Fund Class C Shares*                         +6.00                 +15.60                 +30.60
ML Real Investment Fund Class I Shares*                         +6.62                 +16.81                 +32.97
Goldman Sachs Commodity Total Return Index**                    +7.02                 +18.61                 +41.30

 * Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
   Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Fund commenced operations on 3/26/04.

** This unmanaged Index is calculated primarily on a world production-weighted basis and comprises the principal physical commodities that are the subject of active, liquid futures markets. Since inception total returns are from 3/26/04.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Performance Data (concluded)


Average Annual Total Return



                                      Return Without     Return With
                                       Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 5/31/06                   +16.46%           +10.35%
Inception (3/26/04)
through 5/31/06                           +13.69            +10.91



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class B Shares++

One Year Ended 5/31/06                   +15.53%           +11.57%
Inception (3/26/04)
through 5/31/06                           +13.02            +11.82



                                          Return            Return
                                       Without CDSC    With CDSC++++++
Class C Shares++++

One Year Ended 5/31/06                   +15.60%           +14.61%
Inception (3/26/04)
through 5/31/06                           +13.02            +13.02



Class I Shares                                              Return

One Year Ended 5/31/06                                     +16.81%
Inception (3/26/04)
through 5/31/06                                             +13.96


      * Maximum sales charge is 5.25%.

     ** Assuming maximum sales charge.

     ++ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

   ++++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

 ++++++ Assuming payment of applicable contingent deferred sales charge.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Disclosure of Expenses


Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on December 1, 2005 and held through May 31, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.


                                                                                                 Expenses Paid
                                                       Beginning               Ending          During the Period*
                                                     Account Value         Account Value        December 1, 2005
                                                      December 1,             May 31,              to May 31,
                                                          2005                  2006                  2006
Actual

Class A                                                  $1,000              $1,064.70               $ 8.08
Class B                                                  $1,000              $1,060.30               $12.02
Class C                                                  $1,000              $1,060.00               $12.02
Class I                                                  $1,000              $1,066.20               $ 6.80

Hypothetical (5% annual return before expenses)**

Class A                                                  $1,000              $1,017.07               $ 7.90
Class B                                                  $1,000              $1,013.23               $11.75
Class C                                                  $1,000              $1,013.23               $11.75
Class I                                                  $1,000              $1,018.32               $ 6.64

 * For each class of the Fund, expenses are equal to the annualized expense ratio for the class
   (1.57% for Class A, 2.34% for Class B, 2.34% for Class C and 1.32% for Class I), multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder and the master trust in which it invests.

** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Statement of Assets and Liabilities                                                            Merrill Lynch Real Investment Fund

As of May 31, 2006
Assets

       Investment in Master Real Investment Trust (the "Trust"), at value
       (identified cost--$94,787,545)                                                                             $   100,254,436
       Prepaid expenses                                                                                                    12,213
                                                                                                                  ---------------
       Total assets                                                                                                   100,266,649
                                                                                                                  ---------------

Liabilities

       Payables:
           Distributor                                                                         $        55,629
           Investment adviser                                                                           25,896
           Other affiliates                                                                             20,540            102,065
                                                                                               ---------------
       Accrued expenses                                                                                                     6,062
                                                                                                                  ---------------
       Total liabilities                                                                                                  108,127
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   100,158,522
                                                                                                                  ===============

Net Assets Consist of

       Class A Shares of beneficial interest, $.01 par value, unlimited number of
       shares authorized                                                                                          $        14,114
       Class B Shares of beneficial interest, $.01 par value, unlimited number of
       shares authorized                                                                                                   10,623
       Class C Shares of beneficial interest, $.01 par value, unlimited number of
       shares authorized                                                                                                   44,003
       Class I Shares of beneficial interest, $.01 par value, unlimited number of
       shares authorized                                                                                                   20,940
       Paid-in capital in excess of par                                                                                95,213,588
       Undistributed investment income--net                                                    $       819,183
       Accumulated capital losses allocated from the Trust--net                                    (1,430,820)
       Unrealized appreciation allocated from the Trust--net                                         5,466,891
                                                                                               ---------------
       Total accumulated earnings--net                                                                                  4,855,254
                                                                                                                  ---------------
       Net Assets                                                                                                 $   100,158,522
                                                                                                                  ===============

Net Asset Value

       Class A--Based on net assets of $15,780,694 and 1,411,374 shares of beneficial interest
       outstanding                                                                                                $         11.18
                                                                                                                  ===============
       Class B--Based on net assets of $11,860,043 and 1,062,311 shares of beneficial interest
       outstanding                                                                                                $         11.16
                                                                                                                  ===============
       Class C--Based on net assets of $49,069,744 and 4,400,279 shares of beneficial interest
       outstanding                                                                                                $         11.15
                                                                                                                  ===============
       Class I--Based on net assets of $23,448,041 and 2,093,982 shares of beneficial interest
       outstanding                                                                                                $         11.20
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Statement of Operations                                                                        Merrill Lynch Real Investment Fund

For the Six Months Ended May 31, 2006
Investment Income

       Net investment income allocated from the Trust:
           Interest                                                                                               $     1,758,800
           Expenses                                                                                                     (336,658)
                                                                                                                  ---------------
       Total income                                                                                                     1,422,142
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       465,030
       Account maintenance and distribution fees--Class C                                              231,642
       Account maintenance and distribution fees--Class B                                               57,857
       Transfer agent fees--Class C                                                                     35,182
       Registration fees                                                                                33,384
       Printing and shareholder reports                                                                 27,658
       Professional fees                                                                                17,724
       Account maintenance fees--Class A                                                                16,996
       Transfer agent fees--Class I                                                                     14,193
       Transfer agent fees--Class B                                                                      8,911
       Transfer agent fees--Class A                                                                      8,806
       Other                                                                                             5,439
                                                                                               ---------------
       Total expenses before waiver                                                                    922,822
       Waiver of expenses                                                                            (332,620)
                                                                                               ---------------
       Total expenses after waiver                                                                                        590,202
                                                                                                                  ---------------
       Investment income--net                                                                                             831,940
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss) Allocated from the Trust--Net

       Realized loss on investments, futures contracts, swaps and options written--net                                  (833,183)
       Change in unrealized appreciation/depreciation on investments, futures contracts, swaps and
       options written--net                                                                                             5,588,599
                                                                                                                  ---------------
       Total realized and unrealized gain--net                                                                          4,755,416
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     5,587,356
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Statements of Changes in Net Assets                                                            Merrill Lynch Real Investment Fund
                                                                                                 For the Six          For the
                                                                                                 Months Ended        Year Ended
                                                                                                   May 31,          November 30,
Increase (Decrease) in Net Assets:                                                                   2006               2005
Operations

       Investment income--net                                                                  $       831,940    $       899,146
       Realized gain (loss)--net                                                                     (833,183)         12,008,250
       Change in unrealized appreciation/depreciation--net                                           5,588,599        (7,658,589)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          5,587,356          5,248,807
                                                                                               ---------------    ---------------

Dividends & Distributions to Shareholders

       Investment income--net:
           Class A                                                                                 (1,944,127)           (62,433)
           Class B                                                                                 (1,680,740)           (21,074)
           Class C                                                                                 (6,489,922)           (82,000)
           Class I                                                                                 (3,384,545)           (96,002)
       Realized gain--net:
           Class A                                                                                     (8,348)                 --
           Class B                                                                                     (7,565)                 --
           Class C                                                                                    (29,112)                 --
           Class I                                                                                    (14,322)                 --
                                                                                               ---------------    ---------------
       Net decrease in net assets resulting from dividends and distributions to shareholders      (13,558,681)          (261,509)
                                                                                               ---------------    ---------------

Beneficial Interest Transactions

       Net increase in net assets derived from beneficial interest transactions                     17,635,670         15,930,594
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                  9,644,345         20,917,892
       Beginning of period                                                                          90,494,177         69,576,285
                                                                                               ---------------    ---------------
       End of period*                                                                          $   100,158,522    $    90,494,177
                                                                                               ===============    ===============
           * Undistributed investment income--net                                              $       819,183    $    13,486,577
                                                                                               ===============    ===============

             See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Financial Highlights                                                                           Merrill Lynch Real Investment Fund

                                                                    Class A                                 Class B

                                                                                 For the                                For the
                                                        For the     For the       Period       For the      For the      Period
                                                       Six Months     Year      March 26,     Six Months      Year     March 26,
The following per share data and ratios                  Ended       Ended      2004++ to       Ended        Ended     2004++ to
have been derived from information                      May 31,     Nov. 30,     Nov. 30,      May 31,      Nov. 30,    Nov. 30,
provided in the financial statements.                     2006        2005         2004          2006         2005        2004
Per Share Operating Performance

Net asset value, beginning of period                  $   12.35    $   11.57    $   10.00     $   12.29    $   11.55    $   10.00
                                                      -----------------------------------     -----------------------------------
Investment income (loss)--net                         .12++++++          .18          .01     .08++++++          .09       --++++
Realized and unrealized gain--net                           .58          .67         1.56           .58          .67         1.55
                                                      -----------------------------------     -----------------------------------
Total from investment operations                            .70          .85         1.57           .66          .76         1.55
                                                      -----------------------------------     -----------------------------------
Less dividends and distributions from:
   Investment income--net                                (1.86)        (.07)           --        (1.78)        (.02)           --
   Realized gain--net                                     (.01)           --           --         (.01)           --           --
                                                      -----------------------------------     -----------------------------------
Total dividends and distributions                        (1.87)        (.07)           --        (1.79)        (.02)           --
                                                      -----------------------------------     -----------------------------------
Net asset value, end of period                        $   11.18    $   12.35    $   11.57     $   11.16    $   12.29    $   11.55
                                                      ===================================     ===================================

Total Investment Return**

Based on net asset value per share                     6.47%+++        7.39%    15.70%+++      6.03%+++        6.63%    15.50%+++
                                                      ===================================     ===================================

Ratios to Average Net Assets***

Expenses, net of waiver and reimbursement                1.57%*        1.57%       1.42%*        2.34%*        2.34%       1.65%*
                                                      ===================================     ===================================
Expenses                                                 2.28%*        2.37%       2.61%*        3.06%*        3.14%       3.37%*
                                                      ===================================     ===================================
Investment income (loss)--net                            2.21%*        1.51%        .19%*        1.45%*         .73%      (.03%)*
                                                      ===================================     ===================================

Supplemental Data

Net assets, end of period (in thousands)              $  15,781    $  12,860    $  10,867     $  11,860    $  11,534    $  10,663
                                                      ===================================     ===================================
Portfolio turnover of the Trust                          18.62%       50.00%       19.40%        18.62%       50.00%       19.40%
                                                      ===================================     ===================================

       * Annualized.

      ** Total investment returns exclude the effects of sales charges.

     *** Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.

      ++ Commencement of operations.

    ++++ Amount is less than $(.01) per share.

  ++++++ Based on average shares outstanding.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Financial Highlights (concluded)                                                               Merrill Lynch Real Investment Fund
                                                                    Class C                                 Class I

                                                                                 For the                                For the
                                                        For the     For the       Period       For the      For the      Period
                                                       Six Months     Year      March 26,     Six Months      Year     March 26,
The following per share data and ratios                  Ended       Ended      2004++ to       Ended        Ended     2004++ to
have been derived from information                      May 31,     Nov. 30,     Nov. 30,      May 31,      Nov. 30,    Nov. 30,
provided in the financial statements.                     2006        2005         2004          2006         2005        2004
Per Share Operating Performance

Net asset value, beginning of period                  $   12.29    $   11.55    $   10.00     $   12.38    $   11.58    $   10.00
                                                      -----------------------------------     -----------------------------------
Investment income (loss)--net                         .08++++++          .09       --++++     .14++++++          .22          .02
Realized and unrealized gain--net                           .57          .68         1.55           .58          .66         1.56
                                                      -----------------------------------     -----------------------------------
Total from investment operations                            .65          .77         1.55           .72          .88         1.58
                                                      -----------------------------------     -----------------------------------
Dividends and distributions from:
   Investment income--net                                (1.78)        (.03)           --        (1.89)        (.08)           --
   Realized gain--net                                     (.01)           --           --         (.01)           --           --
                                                      -----------------------------------     -----------------------------------
Total dividends and distributions                        (1.79)        (.03)           --        (1.90)        (.08)           --
                                                      -----------------------------------     -----------------------------------
Net asset value, end of period                        $   11.15    $   12.29    $   11.55     $   11.20    $   12.38    $   11.58
                                                      ===================================     ===================================

Total Investment Return**

Based on net asset value per share                     6.00%+++        6.67%    15.50%+++      6.62%+++        7.70%    15.80%+++
                                                      ===================================     ===================================

Ratios to Average Net Assets***

Expenses, net of waiver and reimbursement                2.34%*        2.34%       1.67%*        1.32%*        1.32%       1.27%*
                                                      ===================================     ===================================
Expenses                                                 3.06%*        3.14%       3.37%*        2.04%*        2.12%       2.36%*
                                                      ===================================     ===================================
Investment income (loss)--net                            1.44%*         .75%      (.03%)*        2.46%*        1.79%        .35%*
                                                      ===================================     ===================================

Supplemental Data

Net assets, end of period (in thousands)              $  49,070    $  44,292    $  34,403     $  23,448    $  21,808    $  13,643
                                                      ===================================     ===================================
Portfolio turnover of the Trust                          18.62%       50.00%       19.40%        18.62%       50.00%       19.40%
                                                      ===================================     ===================================

       * Annualized.

      ** Total investment returns exclude the effects of sales charges. Effective December 28, 2005,
         Class I Shares are no longer subject to any front-end sales charges.

     *** Includes the Fund's share of the Trust's allocated expenses and/or investment income (loss)--net.

      ++ Commencement of operations.

    ++++ Amount is less than $(.01) per share.

  ++++++ Based on average shares outstanding.

     +++ Aggregate total investment return.

         See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Notes to Financial Statements                Merrill Lynch Real Investment Fund


1. Significant Accounting Policies:
Merrill Lynch Real Investment Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end investment company. The Fund seeks to achieve its investment objective by investing all of its assets in Master Real Investment Trust (the "Trust"), which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Trust reflects the Fund's proportionate interest in the net assets of the Trust. The performance of the Fund is directly affected by the performance of the Trust. The financial statements of the Trust, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The percentage of the Trust owned by the Fund at May 31, 2006 was 82.9%. The Fund offers multiple classes of shares. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge. Shares of Class A are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--The Fund records its investment in the Trust at fair value. Valuation of securities held by the Trust is discussed in Note 1(a) of the Trust's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses--The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Trust are accounted for on a trade-date basis.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch
& Co., Inc. ("ML & Co."), which is the limited partner. MLIM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of 1.00%, on an annual basis, of the average daily value of the Fund's net assets. MLIM has contractually agreed to waive the Fund's investment advisory fee in the amount of the Fund's share of the investment advisory fee paid by the Trust. In addition to the contractual waiver, MLIM has agreed to voluntarily waive the investment advisory fees and/or reimburse expenses in order to cap total expenses (excluding distribution fee and/or account maintenance fees) at 1.33%. For the six months ended May 31, 2006, MLIM earned fees of $465,030, of which $332,620 was waived. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Notes to Financial Statements (continued)    Merrill Lynch Real Investment Fund


The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), an affiliate of MLIM. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                             Account
                                         Maintenance       Distribution
                                                 Fee                Fee

Class A                                         .25%                 --
Class B                                         .25%               .75%
Class C                                         .25%               .75%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended May 31, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:


                                                FAMD             MLPF&S

Class A                                    $   8,968          $  59,385
Class I                                    $  24,415          $       4


For the six months ended May 31, 2006, MLPF&S received contingent deferred sales charges of $15,632 and $8,860 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $28 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of MLIM, PSI, ML & Co., FAMD, FDS, and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Beneficial Interest Transactions:
Net increase in net assets derived from beneficial interest transactions were $17,635,670 and $15,930,594 for the six months ended May 31, 2006 and for the year ended November 30, 2005, respectively.

Transactions in beneficial interest for each class were as follows:

Class A Shares for the
Six Months Ended                                                 Dollar
May 31, 2006                                  Shares             Amount

Shares sold                                  370,093    $     4,111,268
Automatic conversion of shares                11,752            125,444
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             158,581          1,684,129
                                     ---------------    ---------------
Total issued                                 540,426          5,920,841
Shares redeemed                            (170,011)        (1,841,149)
                                     ---------------    ---------------
Net increase                                 370,415    $     4,079,692
                                     ===============    ===============



Class A Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  487,075    $     5,946,383
Automatic conversion of shares                19,621            237,061
Shares issued to shareholders in
   reinvestment of dividends                   5,089             55,421
                                     ---------------    ---------------
Total issued                                 511,785          6,238,865
Shares redeemed                            (410,076)        (4,981,361)
                                     ---------------    ---------------
Net increase                                 101,709    $     1,257,504
                                     ===============    ===============



Class B Shares for the
Six Months Ended                                                 Dollar
May 31, 2006                                  Shares             Amount

Shares sold                                  120,361    $     1,352,136
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             132,292          1,407,588
                                     ---------------    ---------------
Total issued                                 252,653          2,759,724
                                     ---------------    ---------------
Shares redeemed                            (116,900)        (1,290,375)
Automatic conversion of shares              (11,751)          (125,444)
                                     ---------------    ---------------
Total redeemed                             (128,651)        (1,415,819)
                                     ---------------    ---------------
Net increase                                 124,002    $     1,343,905
                                     ===============    ===============



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Notes to Financial Statements (concluded)    Merrill Lynch Real Investment Fund


Class B Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                  318,856    $     3,929,559
Shares issued to shareholders in
   reinvestment of dividends                   1,630             17,783
                                     ---------------    ---------------
Total issued                                 320,486          3,947,342
                                     ---------------    ---------------
Shares redeemed                            (285,334)        (3,572,607)
Automatic conversion of shares              (19,653)          (237,061)
                                     ---------------    ---------------
Total redeemed                             (304,987)        (3,809,668)
                                     ---------------    ---------------
Net increase                                  15,499    $       137,674
                                     ===============    ===============



Class C Shares for the
Six Months Ended                                                 Dollar
May 31, 2006                                  Shares             Amount

Shares sold                                1,014,941    $    11,212,075
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             530,170          5,635,706
                                     ---------------    ---------------
Total issued                               1,545,111         16,847,781
Shares redeemed                            (749,635)        (8,218,765)
                                     ---------------    ---------------
Net increase                                 795,476    $     8,629,016
                                     ===============    ===============



Class C Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                1,673,853    $    20,280,854
Shares issued to shareholders in
   reinvestment of dividends                   6,648             72,532
                                     ---------------    ---------------
Total issued                               1,680,501         20,353,386
Shares redeemed                          (1,053,157)       (13,015,861)
                                     ---------------    ---------------
Net increase                                 627,344    $     7,337,525
                                     ===============    ===============



Class I Shares for the
Six Months Ended                                                 Dollar
May 31, 2006                                  Shares             Amount

Shares sold                                  758,936    $     8,347,376
Shares issued to shareholders in
   reinvestment of dividends and
   distributions                             226,083          2,403,265
                                     ---------------    ---------------
Total issued                                 985,019         10,750,641
Shares redeemed                            (652,430)        (7,167,584)
                                     ---------------    ---------------
Net increase                                 332,589    $     3,583,057
                                     ===============    ===============



Class I Shares for the Year                                      Dollar
Ended November 30, 2005                       Shares             Amount

Shares sold                                1,159,874    $    14,285,155
Shares issued to shareholders in
   reinvestment of dividends                   8,062             87,793
                                     ---------------    ---------------
Total issued                               1,167,936         14,372,948
Shares redeemed                            (584,467)        (7,175,057)
                                     ---------------    ---------------
Net increase                                 583,469    $     7,197,891
                                     ===============    ===============




Portfolio Information                              Master Real Investment Trust


As of May 31, 2006

                                               Percent of
                                                 Total
Asset Mix                                     Investments

Corporate Bonds & Structured Notes                35.1%
Asset-Backed Securities                           21.6
Non-Government Agency
  Mortgage-Backed Securities--Collateralized
  Mortgage Obligations                            15.6
Government Agency Mortgage-Backed
  Securities                                       8.6
Government Agency Mortgage-Backed
  Securities--Collateralized Mortgage
  Obligations                                      3.1
Other*                                            16.0

 * Includes portfolio holdings in short-term investments and options.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Schedule of Investments                                                                              Master Real Investment Trust

                         Face
                       Amount    Asset-Backed Securities++                                                              Value
                $    1,000,000   ACE Securities Corp. Series 2004-OP1 Class M3, 6.331% due 4/25/2034 (a)           $    1,001,944
                     3,000,000   Accredited Mortgage Loan Trust Series 2004-3 Class 2A6, 5.661% due 10/25/2034 (a)      3,030,367
                       488,889   Altius Funding Ltd. Series 2005-2A Class D, 7.879% due 12/05/2040 (a)(b)                 488,889
                       200,000   American Express Credit Account Master Trust Series 2002-1 Class A, 5.191%
                                 due 9/15/2009 (a)                                                                        200,164
                                 Ameriquest Mortgage Securities, Inc. (a):
                     1,000,000       Series 2004-A1 Class M4, 6.581% due 9/25/2034                                      1,012,957
                     1,500,000       Series 2004-R1 Class M2, 5.661% due 2/25/2034                                      1,506,530
                       545,623   Amortizing Residential Collateral Trust Series 2002-BC3 Class M2, 6.059%
                                 due 6/25/2032 (a)                                                                        552,731
                       200,000   Asset Backed Securities Corp. Home Equity Series 2004-HE9 Class M2, 6.281%
                                 due 12/25/2034 (a)                                                                       203,755
                       200,000   Bank One Issuance Trust Series 2002-A5 Class A5, 5.201% due 6/15/2010 (a)                200,315
                     1,000,000   Bear Stearns Asset Backed Securities, Inc. Series 2004-FR3 Class M2, 6.251%
                                 due 10/25/2034 (a)                                                                     1,017,471
                       500,000   Buckingham CDO Ltd. Series 2005-2A Class E, 8.129% due 4/05/2041 (a)                     499,500
                       157,243   Capital Auto Receivables Asset Trust Series 2003-2 Class A4B, 4.961% due
                                 1/15/2009 (a)                                                                            157,271
                        61,444   Capital One Auto Finance Trust Series 2003-B Class A3, 5.191% due 1/15/2008 (a)           61,449
                       200,000   Capital One Master Trust Series 1999-3 Class A, 5.331% due 9/15/2009 (a)                 200,067
                     1,500,000   Capital One Multi-Asset Execution Trust Series 2002-C1 Class C1, 7.831% due
                                 7/15/2010 (a)                                                                          1,548,313
                     2,000,000   Centex Home Equity Series 2004-D Class MV1, 5.701% due 9/25/2034 (a)                   2,018,242
                                 Countrywide Asset-Backed Certificates (a):
                     1,000,000       Series 2003-2 Class M1, 5.781% due 6/26/2033                                       1,002,667
                     1,000,000       Series 2004-5 Class M2, 5.751% due 7/25/2034                                       1,008,569
                     2,000,000       Series 2004-8 Class M1, 5.781% due 2/25/2035                                       2,017,387
                     1,000,000       Series 2005-BC3 Class 2A3, 5.491% due 6/25/2035                                    1,003,460
                       500,000   Duke Funding High Grade II-S/EGAM, Ltd. Series 2006-1A Class D, 8.129% due
                                 10/04/2050 (a)                                                                           500,000
                     2,000,000   Fremont Home Loan Trust Series 2004-3 Class M2, 5.781% due 11/25/2034 (a)              2,009,318
                       117,030   Household Automotive Trust Series 2002-3 Class A4B, 5.421% due 5/18/2009 (a)             117,115
                       292,302   MSDWCC Heloc Trust Series 2003-2 Class A, 5.341% due 4/25/2016 (a)                       292,458
                     1,000,000   Master Asset Backed Securities Trust Series 2004-HE1 Class M5, 6.431% due
                                 9/25/2034 (a)                                                                          1,017,390
                                 Morgan Stanley ABS Capital I Inc. (a):
                     1,000,000       Series 2003-NC5 Class M2, 7.081% due 4/25/2033                                     1,004,222
                       207,605       Series 2004-NC1 Class A2, 5.451% due 12/27/2033                                      207,765
                       500,000   Residential Asset Mortgage Products, Inc. Series 2004-RZ4 Class M3, 5.981%
                                 due 12/25/2034 (a)                                                                       505,371
                                 Residential Asset Securities Corp. (a):
                        80,711       Series 2000-KS4 Class AII, 5.541% due 9/25/2031                                       80,730
                     1,000,000       Series 2004-KS8 Class MII2, 6.161% due 9/25/2034                                     999,972
                        83,567   Wachovia Asset Securitization, Inc. Series 2003-HE1 Class A1, 5.371% due
                                 3/25/2033 (a)                                                                             83,680
                       459,000   Wells Fargo Home Equity Trust Series 2004-2 Class M5, 6.331% due 11/25/2033 (a)          469,122

                                 Total Asset-Backed Securities (Cost--$25,893,367)--21.5%                              26,019,191



Industry                         Corporate Bonds & Structured Notes
Capital              5,000,000   Morgan Stanley & Co., 4.581% due 3/22/2007                                             6,873,995
Markets--5.7%

Commercial           8,700,000   Barclays Bank Plc (Goldman Sachs Commodity Index Total Return Linked Notes),
Banks--12.5%                     5.30% due 9/13/2007 (b)(c)                                                            15,141,378

Diversified Financial            AIG-FP Structured Finance (Cayman) Limited (Goldman Sachs Commodity Index
Services--16.5%                  Total Return Linked Notes) (c):
                    12,000,000       0% due 5/10/2007                                                                  13,338,348
                     3,000,000       1.50% due 5/14/2007                                                                5,128,115
                     1,000,000   Links Finance Corp. Series 55, 5.16% due 9/15/2010 (a)                                   998,451
                       500,000   Sigma Finance Corp., 5.068% due 3/31/2014 (a)(b)(f)                                      500,786
                                                                                                                  ---------------
                                                                                                                       19,965,700

Oil, Gas &             250,000   Pemex Project Funding Master Trust, 6.21% due 6/15/2010 (a)(b)                           256,000
Consumable Fuels--0.2%

                                 Total Corporate Bonds & Structured Notes (Cost--$35,518,753)--34.9%                   42,237,073


                                 Government Agency Mortgage-Backed Securities++
                                 Fannie Mae Guaranteed Pass-Through Certificates:
                     1,016,392       4.70% due 12/01/2012                                                                 970,271
                     1,484,215       4.79% due 7/01/2013                                                                1,413,363
                       635,822       4.825% due 12/01/2013                                                                614,773




MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Schedule of Investments (continued)                                                                  Master Real Investment Trust

                         Face
                       Amount    Government Agency Mortgage-Backed Securities++                                         Value
                                 Fannie Mae Guaranteed Pass-Through Certificates (concluded):
               $     3,327,155       5.23% due 12/01/2012                                                         $     3,284,668
                       710,940       5.60% due 11/01/2013                                                                 707,877
                       230,279       5.95% due 11/01/2011                                                                 231,094
                     2,324,095       6.33% due 1/01/2029 - 2/01/2029                                                    2,346,534
                       474,225       6.83% due 1/01/2011                                                                  481,965
                       248,104       7.367% due 10/01/2009                                                                256,532

                                 Total Government Agency Mortgage-Backed Securities (Cost--$10,693,495)--8.5%          10,307,077

Collateralized       2,178,217   Fannie Mae Trust Series 2004-36 Class FJ 5.381% due 3/25/2018 (a)                      2,185,216
Mortgage               111,550   Freddie Mac Multiclass Certificates Series 1625 Class FG 4.524% due 12/15/2008 (a)       110,858
Obligations--3.1%                Ginnie Mae Trust (g):
                     9,857,677       Series 2005-9 Class IO, 0.778% due 1/16/2045                                         520,976
                     7,946,925       Series 2005-76 Class IO, 0.882% due 9/16/2045                                        453,263
                     7,962,368       Series 2005-90 Class IO, 0.912% due 11/16/2045                                       438,176

                                 Total Government Agency Mortgage-Backed Securities--Collateralized
                                 Mortgage Obligations (Cost--$3,723,030)--3.1%                                          3,708,489


                                 Non-Government Agency Mortgage-Backed Securities++
Collateralized       1,075,818   ABN AMRO Mortgage Corp. Series 2003-2 Class 2A1, 5.581% due 3/25/2018 (a)              1,074,980
Mortgage               842,987   Countrywide Alternative Loan Trust Series 2004-2CB Class 1A4, 5.481% due
Obligations--15.6%               3/25/2034 (a)                                                                            845,447
                                 Countrywide Home Loan Mortgage Pass-Through Trust (a):
                       672,792       Series 2004-J2 Class A2, 5.581% due 3/25/2034                                        673,651
                     1,597,500       Series 2004-J7 Class 1A1, 5.531% due 8/25/2034                                     1,599,477
                       610,568   First Horizon Mortgage Pass-Through Trust Series 2003-4 Class 2A2, 5.531% due
                                 6/25/2018 (a)                                                                            613,795
                     1,978,021   GMAC Mortgage Corp. Loan Trust Series 2004-J2 Class A2, 5.581% due 6/25/2034 (a)       1,984,659
                                 Granite Mortgages Plc, Class 1C (a):
                       275,000       Series 2002-1, 6.38% due 4/20/2042                                                   276,865
                       500,000       Series 2003-1, 6.53% due 1/20/2043                                                   509,750
                     1,900,000   Holmes Financing Plc Series 8 Class 2C, 5.788% due 7/15/2040 (a)                       1,904,750
                     3,000,000   Impac Secured Assets CMN Owner Trust Series 2004-3 Class M1, 5.681% due
                                 11/25/2034 (a)                                                                         3,012,482
                     2,000,000   MASTR Asset Securitization Trust Series 2003-7 Class 4A37, 5.481% due 9/25/2033 (a)    1,966,643
                                 Residential Accredit Loans, Inc. (a):
                       550,944       Series 2004-QS8 Class A4, 5.481% due 6/25/2034                                       553,251
                       857,606       Series 2005-QS12 Class A8, 5.431% due 8/25/2035                                      858,514
                                 Residential Funding Mortgage Securities I (a):
                     1,164,369       Series 2003-S14 Class A5, 5.481% due 7/25/2018                                     1,168,484
                     1,266,251       Series 2003-S14 Class A6, 5.481% due 7/25/2018                                     1,268,300
                       498,985   Washington Mutual Series 2005-AR2 Class B5, 5.909% due 1/25/2045 (a)                     497,270

                                 Total Non-Government Agency Mortgage-Backed Securities--Collateralized
                                 Mortgage Obligations (Cost--$18,827,865)--15.6%                                       18,808,318


                    Beneficial
                      Interest   Short-Term Securities
                 $  19,228,432   Merrill Lynch Liquidity Series, LLC Cash Sweep Series I, 4.85% (d)(e)                 19,228,432

                                 Total Short-Term Securities (Cost--$19,228,432)--15.9%                                19,228,432

                                 Total Investments (Cost--$113,884,942)--99.5%                                        120,308,580



                     Number of
                 Contracts++++   Options Written
Call Options Written         2   Consumer Price Index (CPI) Linked Floor at USD 1, expiring April 2009, Broker
                                 Morgan Stanley Capital Services, Inc.                                                       (20)

                                 Total Options Written (Premiums Received--$3,200)--0.0%                                     (20)

               Total Investments, Net of Options Written (Cost--$113,881,742*)--99.5%                                 120,308,560
               Other Assets Less Liabilities--0.5%                                                                        559,826
                                                                                                                  ---------------
               Net Assets--100.0%                                                                                 $   120,868,386
                                                                                                                  ===============


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Schedule of Investments (concluded)                 Master Real Investment Trust


   * The cost and unrealized appreciation (depreciation) of investments, net of options written, as of May 31, 2006, as computed for federal income tax purposes, were as follows:


      Aggregate cost                               $     113,863,945
                                                   =================
      Gross unrealized appreciation                $       6,944,727
      Gross unrealized depreciation                        (500,112)
                                                   -----------------
      Net unrealized appreciation                  $       6,444,615
                                                   =================


  ++ Asset-Backed and Mortgage-Backed Securities are subject to principal paydowns as a result of prepayments or refinancings of the underlying instruments. As a result, the average life may be substantially less than the original maturity.

++++ One contract represents a notional amount of $1,000,000.

 (a) Floating rate note.

 (b) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

 (c) Represents a structured note; the interest rate shown reflects the effective yield at the time of purchase.

 (d) Investments in companies considered to be an affiliate of the Trust, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:


                                                   Net          Interest
      Affiliate                                  Activity        Income

      Merrill Lynch Liquidity Series, LLC
         Cash Sweep Series I                   $ 8,309,694     $ 258,373


 (e) Represents the current yield as of 5/31/2006.

 (f) Restricted security as to resale, representing 0.4% of net assets, was as follows:


                                  Acquisition
      Issue                           Date           Cost        Value

      Sigma Finance Corp.,
      5.068% due 3/31/2014         3/26/2004       $500,000     $500,786


 (g) Represents the interest only portion of a mortgage-backed obligation.

o For Trust compliance purposes, the Trust's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Trust management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

o    Financial futures sold as of May 31, 2006 were as follows:


                                                               Unrealized
     Number of                 Expiration          Face       Appreciation
     Contracts    Issue           Date            Value      (Depreciation)

       43        5-Year
              U.S. Treasury    September
                   Bond           2006          $4,472,289      $   17,086
       38        10-Year
              U.S. Treasury    September
                   Bond           2006          $3,981,264         (5,767)
                                                                ----------
     Total Unrealized Appreciation--Net                         $   11,319
                                                                ==========


o    Swaps outstanding as of May 31, 2006 were as follows:

                                                             Unrealized
                                             Notional       Appreciation
                                              Amount       (Depreciation)




     Sold credit default protection on
     Dow Jones CDX North America
     Investment Grade Index Series 2
     and receive 0.60%

     Broker, JPMorgan Chase Bank
     Expires September 2009                     $1,984,000       $  19,197

     Sold credit default protection on
     Fannie Mae and receive 0.18%

     Broker, Lehman Brothers
     Special Finance
     Expires March 2010                         $1,000,000           3,689

     Sold credit default protection on
     Freddie Mac and receive 0.15%

     Broker, Lehman Brothers
     Special Finance
     Expires June 2010                          $4,000,000          13,200

     Sold credit default protection on
     Fannie Mae and receive 0.48%

     Broker, Deutsche Bank AG, London
     Expires June 2010                          $2,000,000          24,520

     Receive a floating rate based on
     1-month LIBOR plus 0.47%, which
     is capped at a fixed coupon of 6.0%,
     and pay a floating rate based on
     1-month LIBOR

     Broker, Credit Suisse First Boston
     Expires June 2011                          $4,500,000        (16,407)

     Sold credit default protection on
     Holmes Financing Plc Series 8
     Class 2C and receive 0.55%

     Broker, Deutsche Bank AG
     Expires July 2040                          $2,000,000         (3,208)

     Sold credit default protection on
     Permanent Financing Plc Series 4
     Class 2C and receive 0.55%

     Broker, Deutsche Bank AG
     Expires June 2042                          $2,000,000           (974)

     Sold credit default protection on
     Granite Mortgages Plc Series
     2004-2 Class 1C and receive 0.45%

     Broker, Deutsche Bank AG, London
     Expires June 2044                          $  588,580           (706)
                                                                 ---------
     Total                                                       $  39,311
                                                                 =========

     See Notes to Financial Statements.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Statement of Assets and Liabilities                                                                  Master Real Investment Trust

As of May 31, 2006
Assets

       Investments in unaffiliated securities, at value (identified cost--$94,656,510)                            $   101,080,148
       Investments in affiliated securities, at value (identified cost--$19,228,432)                                   19,228,432
       Cash on deposit for financial futures contracts                                                                     62,500
       Unrealized appreciation on swaps                                                                                    60,606
       Receivables:
           Contributions                                                                       $       384,445
           Interest                                                                                    361,245
           Variation margin                                                                             23,973
           Swaps                                                                                        11,212            780,875
                                                                                               ---------------
       Prepaid expenses and other assets                                                                                    3,798
                                                                                                                  ---------------
       Total assets                                                                                                   121,216,359
                                                                                                                  ---------------

Liabilities

       Unrealized depreciation on swaps                                                                                    21,295
       Options written, at value (premiums received--$3,200)                                                                   20
       Swap premiums received                                                                                                 951
       Bank overdraft                                                                                                       1,999
       Payables:
           Withdrawals                                                                                 235,369
           Investment adviser                                                                           39,937
           Other affiliates                                                                                925            276,231
                                                                                               ---------------
       Accrued expenses and other liabilities                                                                              47,477
                                                                                                                  ---------------
       Total liabilities                                                                                                  347,973
                                                                                                                  ---------------

Net Assets

       Net assets                                                                                                 $   120,868,386
                                                                                                                  ===============

Net Assets Consist of

       Investors' capital                                                                                         $   114,390,938
       Unrealized appreciation--net                                                                                     6,477,448
                                                                                                                  ---------------
       Net Assets                                                                                                 $   120,868,386
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Statement of Operations                                                                              Master Real Investment Trust

For the Six Months Ended May 31, 2006
Investment Income

       Interest (including $258,373 from affiliates)                                                              $     2,114,527
                                                                                                                  ---------------
       Total income                                                                                                     2,114,527
                                                                                                                  ---------------

Expenses

       Investment advisory fees                                                                $       281,887
       Accounting services                                                                              62,637
       Professional fees                                                                                22,849
       Custodian fees                                                                                   14,501
       Trustees' fees and expenses                                                                       9,678
       Pricing fees                                                                                      5,437
       Printing and shareholder reports                                                                  1,535
       Other                                                                                             6,876
                                                                                               ---------------
       Total expenses                                                                                                     405,400
                                                                                                                  ---------------
       Investment income--net                                                                                           1,709,127
                                                                                                                  ---------------

Realized & Unrealized Gain (Loss)--Net

       Realized gain (loss) on:
           Investments--net                                                                        (1,202,913)
           Futures contracts and swaps--net                                                            268,572
           Options written--net                                                                       (79,910)        (1,014,251)
                                                                                               ---------------
       Change in unrealized appreciation/depreciation on:
           Investments--net                                                                          6,674,424
           Futures contracts and swaps--net                                                             13,605
           Options written--net                                                                         64,942          6,752,971
                                                                                               ---------------    ---------------
       Total realized and unrealized gain--net                                                                          5,738,720
                                                                                                                  ---------------
       Net Increase in Net Assets Resulting from Operations                                                       $     7,447,847
                                                                                                                  ===============

       See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Statements of Changes in Net Assets                                                                  Master Real Investment Trust

                                                                                                For the Six            For the
                                                                                                Months Ended          Year Ended
                                                                                                  May 31,            November 30,
Increase (Decrease) in Net Assets:                                                                  2006                 2005
Operations

       Investment income--net                                                                  $     1,709,127    $     2,228,733
       Realized gain (loss)--net                                                                   (1,014,251)         13,477,189
       Change in unrealized appreciation/depreciation--net                                           6,752,971        (8,614,688)
                                                                                               ---------------    ---------------
       Net increase in net assets resulting from operations                                          7,447,847          7,091,234
                                                                                               ---------------    ---------------

Capital Transactions

       Proceeds from contributions                                                                  35,724,536         64,720,931
       Fair value of withdrawals                                                                  (28,461,075)       (41,636,849)
                                                                                               ---------------    ---------------
       Net increase in net assets derived from capital transactions                                  7,263,461         23,084,082
                                                                                               ---------------    ---------------

Net Assets

       Total increase in net assets                                                                 14,711,308         30,175,316
       Beginning of period                                                                         106,157,078         75,981,762
                                                                                               ---------------    ---------------
       End of period                                                                           $   120,868,386    $   106,157,078
                                                                                               ===============    ===============

       See Notes to Financial Statements.



Financial Highlights                                                                                 Master Real Investment Trust


                                                                               For the Six         For the        For the Period
                                                                               Months Ended       Year Ended     March 26, 2004++
The following ratios have been derived from                                      May 31,         November 30,    to November 30,
information provided in the financial statements.                                  2006              2005              2004
Total Investment Return

       Total investment return                                                       6.91%*              8.26%            16.20%*
                                                                            ===============    ===============    ===============

Ratios to Average Net Assets

       Expenses, net of waiver                                                       .72%**               .73%             .68%**
                                                                            ===============    ===============    ===============
       Expenses                                                                      .72%**               .73%             .73%**
                                                                            ===============    ===============    ===============
       Investment income--net                                                       3.03%**              2.37%             .95%**
                                                                            ===============    ===============    ===============

Supplemental Data

       Net assets, end of period (in thousands)                             $       120,868    $       106,157    $        75,982
                                                                            ===============    ===============    ===============
       Portfolio turnover                                                            18.62%             50.00%             19.40%
                                                                            ===============    ===============    ===============

         * Aggregate total investment return.

        ** Annualized.

        ++ Commencement of operations.

           See Notes to Financial Statements.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Notes to Financial Statements                      Master Real Investment Trust


1. Significant Accounting Policies:
Master Real Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of yield equivalents as obtained by the Trust's pricing service from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Trust from a pricing service or counterparty. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Valuation of other short-term investment vehicles is generally based upon the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. The Trust employs pricing services to provide certain securities prices for the Trust. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general direction of the Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Equity securities that are held by the Trust, which are traded on stock exchanges or the Nasdaq National Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the OTC market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Trust are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Trust's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment strategies both to increase the return of the Trust and to hedge, or protect, its exposure to interest rate movements and movements in the securities and commodities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Notes to Financial Statements (continued)          Master Real Investment Trust


* Hybrid instruments--The Trust may invest in hybrid instruments, including structured notes and commodity-linked notes. The principal and/or interest payments on these hybrid instruments are linked to the value of commodities, commodity futures contracts, or the performance of one or more indexes or other readily measurable economic variables. The principal value of the hybrid instruments, and/or the value of the interest that they pay, will rise or fall in response to changes in the values of the underlying commodities, commodity futures contracts, or commodity indexes. Although these hybrid instruments are primarily debt obligations, they indirectly provide exposure to changes in the value of the underlying commodities.

* Options--The Trust may purchase and write covered call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added
to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Swaps--The Trust may enter into swap agreements, which are over-the-counter contracts in which the Trust and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Trust are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are also realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(c) Income taxes--The Trust is classified as a partnership for federal income tax purposes. As such, each investor in the Trust is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Trust. Therefore, no federal income tax provision is required. It is intended that the Trust's assets will be managed so an investor in the Trust can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Notes to Financial Statements (concluded)          Master Real Investment Trust


(e) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Trust and any additional required collateral is delivered to the Trust on the next business day. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(f) Bank overdraft--The Trust recorded a bank overdraft, which resulted from management estimates of available cash.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Merrill Lynch Investment Managers, L.P. ("MLIM"). The general partner of MLIM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

MLIM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the annual rate of 0.50%. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of MLIM, pursuant to which MLIM, LLC provides investment advisory services to MLIM with respect to the Trust. There is no increase in the aggregate fees paid by the Trust for these services.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of MLIM. Pursuant to that order, the Trust also has retained MLIM, LLC as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by MLIM.

For the six months ended May 31, 2006, the Trust reimbursed MLIM $1,308 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of MLIM, PSI, ML & Co., and/or MLIM, LLC.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including MLIM, to the investment management business of BlackRock, Inc. The transaction is expected to close in the third quarter of 2006.


3. Investments:
Purchases and sales (including paydowns) of investments, excluding short-term securities, for the six months ended May 31, 2006 were $18,747,746 and $20,538,559, respectively.

Transactions in call options written for the six months ended May 31, 2006 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received

Outstanding call options written,
   beginning of period                            12    $        18,700
Options closed                                   (5)           (10,500)
Options expired                                  (5)            (5,000)
                                     ---------------    ---------------
Outstanding call options written,
   end of period                                   2    $         3,200
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.


Transactions in put options written for the six months ended
May 31, 2006 were as follows:


                                           Number of           Premiums
                                          Contracts*           Received
Outstanding put options written,
   beginning of period                            18    $       126,675
Options closed                                  (18)          (126,675)
                                     ---------------    ---------------
Outstanding put options written,
   end of period                                  --    $            --
                                     ===============    ===============

 * One contract represents a notional amount of $1,000,000.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Disclosure of Investment Advisory Agreement


Activities and Composition of the Board of Trustees

All but one member of the Boards of Trustees of the Fund and the Master Real Investment Trust (the "Trust") is an independent trustee whose only affiliation with Merrill Lynch Investment Management, L.P. (the "Investment Adviser") or other Merrill Lynch affiliates is as a trustee of the Fund and the Trust and as a trustee or director of certain other funds advised by the Investment Adviser or its affiliates. The Chair of each Board is an independent trustee. New trustee nominees are chosen by a Nominating Committee comprised entirely of independent trustees. All independent trustees also are members of each Board's Audit Committee, and the independent trustees meet in executive session at each in-person Board meeting. Each Board and each Board's Audit Committee meet in person for at least two days each quarter and conduct other in-person and telephone meetings throughout the year, some of which are formal Board meetings and some of which are informational meetings. Independent counsel to the independent trustees attends all in-person Board and Audit Committee meetings and other meetings at the independent trustees' request.


Investment Advisory Agreements--Matters Considered by the Board

Every year, each Board considers approval of the Trust's investment advisory agreement (the "Investment Advisory Agreement"). Each Board assesses the nature, scope and quality of the services provided to the Fund and the Trust by the personnel of the Investment Adviser and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. Each Board also receives and assesses information regarding the services provided to the Fund and the Trust by certain unaffiliated service providers.

At various times throughout the year, each Board also considers a range of information in connection with its oversight of the services provided by the Investment Adviser and its affiliates. Among the matters considered are: (a) fees (in addition to management fees) paid to the Investment Adviser and its affiliates by the Fund and the Trust, such as transfer agency fees and fees for marketing and distribution; (b) Fund/Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's/Trust's investment objective, policies and restrictions, and the Fund's/Trust's compliance with its Code of Ethics and the Investment
Adviser's compliance policies and procedures; and (d) the nature, cost and character of non-investment management services provided by the Investment Adviser and its affiliates.

Each Board believes that the Investment Adviser is one of the most experienced global asset management firms and considers the overall services provided by the Investment Adviser to be of high quality. Each Board also believes that the Investment Adviser is financially sound and well managed and notes that the Investment Adviser is affiliated with one of America's largest financial firms. Each Board works closely with the Investment Adviser in overseeing the Investment Adviser's efforts to achieve good performance. As part of this effort, each Board discusses portfolio manager effectiveness and, when performance is not satisfactory, discusses with the Investment Adviser taking steps such as changing investment personnel.


Annual Consideration of Approval by the Boards of Trustees

In the period prior to the Board meeting to consider renewal of the Investment Advisory Agreement, each Board requests and receives materials specifically relating to the Investment Advisory Agreement. These materials include (a) information compiled by Lipper Inc. ("Lipper") on the fees and expenses and the investment performance of the Fund and the Trust as compared to a comparable group of funds as classified by Lipper; (b) sales and redemption data for the Fund; (c) a discussion by the Fund's/Trust's portfolio management team of investment strategies used by the Fund/Trust during its most recent fiscal year; (d) information on the profitability to the Investment Adviser and its affiliates of the Investment Advisory Agreement and other relationships with the Fund and the Trust; and (e) information provided by the Investment Adviser concerning investment advisory fees charged to a retail fund under a similar investment mandate. The Board also considers other matters it deems important to the approval process, such as payments made to the Investment Adviser or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund/Trust portfolio holdings, the Fund's/Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust. Neither Board identified any particular information as controlling, and each member of each Board attributed different weights to the various items considered.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Disclosure of Investment Advisory Agreement (continued)


Certain Specific Renewal Data

In connection with the most recent renewal of the Trust's Investment Advisory Agreement in May 2006, the independent trustees' and Boards' review included the following:

Services Provided by the Investment Adviser--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Trust. Each Board focused primarily on the Investment Adviser's investment advisory services and the Fund's/Trust's investment performance. Each Board compared Fund/Trust performance - both including and excluding the effects of the Fund's/Trust's fees and expenses - to the performance of a comparable group of mutual funds and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, each Board attaches more importance to performance over relatively long periods of time, typically three to five years, or a shorter period in the case of a fund that has been in existence less than five years. According to Lipper's ranking of all retail and institutional specialty diversified equity funds, for the periods ended February 28, 2006, the Fund's/Trust's performance after fees and expenses ranked in the fourth quintile for one year and in the second quintile for the period since inception on March 26, 2004. Each Board concluded that the nature and quality of the services supported the continuation of the Investment Advisory Agreements.

The Investment Adviser's Personnel and Investment Process--Each Board reviews at least annually the Fund's/Trust's investment objectives and strategies. Each Board discusses with senior management of the Investment Adviser responsible for investment operations and the senior management of the Investment Adviser's fixed-income investing group the strategies being used to achieve the stated objectives. Among other things, each Board considers the size, education and experience of the Investment Adviser's investment staff, its use of technology, and the Investment Adviser's approach to training and retaining portfolio managers and other research, advisory and management personnel. Each Board also reviews the Investment Adviser's compensation policies and practices with respect to the Fund's/Trust's portfolio managers. Each Board also considered the experience of the Fund's/Trust's portfolio managers and noted that each of Messrs. Frank Viola and Thomas Musmanno, the Trust's/Fund's portfolio managers, have over ten years' experience investing in fixed-income securities and in selecting and managing derivative investments. Moreover, the Investment Adviser and its investment staff have extensive experience in analyzing and managing the types of investments used by the Fund and the Trust. The Board concluded that each of the Fund and the Trust benefits from that expertise.

Management Fees and Other Expenses--Each Board reviews the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory and administrative service fees and the effects of any fee waivers - compared to the other funds considered comparable by Lipper. It also compares the Fund's/ Trust's total expenses to those of other comparable funds. Each Board considered the services provided to and the fees charged by the Investment Adviser to a retail fund with a similar investment mandate. It was noted that the fees charged by the Investment Adviser to the retail fund were higher than those being charged to the Fund/Trust. Each Board noted that the Fund's/ Trust's contractual management fee rate was higher than the median management fee charged by comparable funds, as determined by Lipper, while the Fund's/ Trust's actual management fee rate was below the median actual management fee rate charged by such comparable funds. The Fund's/Trust's actual total expenses were equal to the median expenses charged by comparable funds as determined by Lipper. Each Board concluded that the Fund's/Trust's management fee rate and overall expense ratio are reasonable when compared to those of other comparable funds.

Profitability--Each Board considers the cost of the services provided to the Fund and the Trust by the Investment Adviser, and the Investment Adviser's and its affiliates' profits relating to the management and distribution of the Fund and the Trust and the MLIM/FAM-advised funds. As part of its analysis, each Board reviewed the Investment Adviser's methodology in allocating its costs to the management of the Fund and the Trust and concluded that there was a reasonable basis for the allocation. Each Board also considered federal court decisions discussing an investment adviser's profitability and profitability levels considered to be reasonable in those decisions. Each Board concluded that the profits of the Investment Adviser and its affiliates are acceptable in relation to the nature and quality of services provided and given the level of fees and expenses overall.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Disclosure of Investment Advisory Agreement (concluded)


Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. While there was no evidence to date that the Fund's or the Trust's assets have reached a level where such economies are effectively available, each Board will continue to seek information relating to economies of scale. Each Board determined that the management fee structure was reasonable and that no changes were currently necessary.


Conclusion

After the independent trustees deliberated in executive session, the entire Board of each of the Fund and the Trust, including all of the independent trustees, approved the renewal of the existing Investment Advisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that a contract renewal was in the best interests of the shareholders.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Disclosure of New Investment Advisory Agreement


New BlackRock Investment Advisory Agreement--Matters Considered by each Board

In connection with the Transaction between Merrill Lynch and BlackRock, the Board of Trustees of Merrill Lynch Real Investment Fund and the Board of Trustees of Master Real Investment Trust considered a new investment advisory agreement (the "New Investment Advisory Agreement") between the Trust and BlackRock Advisors, Inc. or its successor ("BlackRock Advisors"). If the New Investment Advisory Agreement is approved by the Fund's shareholders, it will become effective upon the closing of the Transaction, which is expected in the third quarter of 2006.

The Boards discussed the New Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. The Boards, including the independent trustees, approved the New Investment Advisory Agreement at a meeting held on May 10, 2006.

To assist each Board in its consideration of the New Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the New Investment Advisory Agreement. The additional information was provided in advance of the May 10, 2006 meetings. In addition, the independent trustees consulted with their counsel and counsel for the Fund and Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Investment Adviser and certain affiliates being transferred to BlackRock in connection with the Transaction. The independent trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent trustees met in executive sessions with their counsel to consider the New Investment Advisory Agreement.

In connection with each Board's review of the New Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Board about a variety of matters. The advice included the following, among other matters:

* that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

* that operation of New BlackRock as an independent investment management firm will enhance its ability to attract and retain talented professionals;

* that the Fund and Trust should benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions (R) brand name;

* that BlackRock has no present intention to alter any applicable expense waivers and reimbursements currently in effect and, while it reserves the right to do so in the future, it would seek the approval of each Board before making any changes;

* that BlackRock and Merrill Lynch will enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers will continue to offer the Fund as an investment product;

* that BlackRock Advisors will have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as is currently provided to the Investment Adviser and that other arrangements between the Investment Adviser and Merrill Lynch sales channels will be preserved;

* that the Fund will have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


* that under the Transaction Agreement, Merrill Lynch and BlackRock have agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Investment Adviser (or its affiliates), respectively; and

* that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they have a different financial interest in the matters that were being considered than do Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

* the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

* the potential for expanding distribution of Fund shares through improved access to third party distribution;

* the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

*  the compliance policies and procedures of BlackRock Advisors;

* the terms and conditions of the New Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory fees will not increase by virtue of the New Investment Advisory Agreement, but will remain the same;

* that within the past year each Board performed a full annual review of the investment advisory agreement under which the Investment Adviser currently provides advisory services (the "Current Investment Advisory Agreement") as required by the 1940 Act, and has determined that the Investment
   Adviser has the capabilities, resources and personnel necessary to provide the advisory and administrative services currently provided to the Fund/ Trust; and that the advisory and/or management fees paid by the Fund/Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, represent reasonable compensation to the Investment Adviser in light of the services provided, the costs to the Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper, Inc. ["Lipper"]), and such other matters as the trustees have considered relevant in the exercise of their reasonable judgment (each Board had most recently performed a full annual review of the Current Investment Advisory Agreement in May 2005); and

* that Merrill Lynch agreed to pay all expenses of the Fund and Trust in connection with each Board's consideration of the New Investment Advisory Agreement and related agreements and all costs of shareholder approval of the New Investment Advisory Agreement and as a result neither the Fund nor Trust would bear costs in obtaining shareholder approval of the New Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the New Investment Advisory Agreement, each Board assessed the nature, scope and quality of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the New Investment Advisory Agreement, each Board also considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and Trust's investment objectives, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



In the period prior to the Board meetings to consider renewal of the Current Investment Advisory Agreement, each Board had requested and received materials specifically relating to the agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Investment Adviser of the Current Investment Advisory Agreement and other payments received by the Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Investment Adviser concerning services related to the valuation and pricing of Trust portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent continuation of the Current Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with its evaluation of the terms and conditions of the New Investment Advisory Agreement. The trustees did not identify any particular information that was all-important or controlling, and each trustee attributed different weights to the various factors. Each Board, including a majority of the Board's independent trustees, concluded that the terms of the New Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the New Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided--Each Board reviewed the nature, extent and quality of services provided by the Investment Adviser, including the investment advisory services and the resulting performance of the Fund and Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Investment Adviser's investment advisory services and the investment performance of the Fund and Trust, but also considered certain areas in which both the Investment Adviser and the Fund/ Trust receive services as part of the Merrill Lynch complex.

Each Board compared the performance of the Fund - both including and excluding the effects of the Fund's fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Investment Adviser's investment goals, the Board will attach more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of BlackRock Advisors and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the current investment and other practices of the Fund or Trust. Each Board considered BlackRock's advice as to proposed changes in portfolio management personnel of the Trust after the closing of the Transaction.

Each Board was given information with respect to the potential benefits to the Fund and Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and Trust will continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and were advised of the possibility of receipt of such revised regulatory relief. There can be no assurance that such relief will be obtained.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Disclosure of New Investment Advisory Agreement (continued)


Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the trustees determined that the nature and quality of services to be provided to the Fund/Trust under the New Investment Advisory Agreement were expected to be as good or better than that provided under the Trust's Current Investment Advisory Agreement. It was noted, however, that it is expected that there will be changes in personnel following the Transaction and the combination of the operations of the Investment Adviser and its affiliates with those of BlackRock. Each Board noted that if current portfolio managers or other personnel cease to be available, the Board would consider all available options, which could include seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, extent and quality of the services to be provided to the Fund/Trust under the New Investment Advisory Agreement.

Costs of Services Provided and Profitability--It was noted that, in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels - the actual rate includes advisory fees and the effects of any fee waivers - compared to the other funds in the Fund's Lipper category. They also compared the Fund's total expenses to those of other comparable funds. The information showed that the Fund had fees and expenses within the range of fees and expenses of comparable funds. Each Board considered the services to be provided by and the fees to be charged by BlackRock Advisors to other funds with similar investment mandates and noted that the fees charged by BlackRock Advisors in those cases, including fee waivers and expense reimbursements, were generally comparable to those being charged to the Fund/Trust. Each Board also noted that, as a general matter, according to the information provided by BlackRock, fees charged to institutional clients were lower than the fees charged to the Fund, but BlackRock Advisors provided less extensive services to such clients. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on its review of the materials provided and the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict with certainty New BlackRock's future profitability from its relationship with the Fund and Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and Trust. Each Board noted that the Board expects to receive profitability information from New BlackRock on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale--Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary and that the Fund and Trust appropriately participated in these economies of scale.

In reviewing the Transaction, each Board considered, among other things, whether advisory fees or other expenses would change as a result of the Transaction. Based on the fact that the New Investment Advisory Agreement is substantially similar to the Current Investment Advisory Agreement in all material respects, including the rate of compensation, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory fees would be no higher than the fees under the Current Investment Advisory Agreement. Each Board noted that in conjunction with the Board's most recent deliberations concerning the Current Investment Advisory Agreement, the Board had determined that the total fees for advisory and administrative services for the Fund and Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Current Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees, expenses and performance to those of a peer group selected by Lipper, and information as to the fees charged by the Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that, because the rates for advisory fees for the Fund/Trust would be no higher than current fee rates, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Fall-Out Benefits--In evaluating the fall-out benefits to be received by BlackRock Advisors under the New Investment Advisory Agreement, each Board considered whether the Transaction would have an impact on the fall-out benefits received by the Investment Adviser by virtue of the Current Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval or continuance of the Current Investment Advisory Agreement, and their discussions with management of the Investment Adviser and BlackRock, the trustees determined that those benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and, where applicable, to obtain research services using the Trust's portfolio transaction brokerage commissions. The trustees also considered possible benefits stemming from the proposal that PFPC Financial Services, an affiliate of BlackRock, serve as transfer agent for the Fund following the Transaction. Each Board noted that any benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance--Each Board considered investment performance for the Fund and Trust. Each Board compared the performance of the Fund and Trust - both including and excluding the effects of fees and expenses - to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with FAM's investment goals, the Board will attach more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's and Trust's performance was satisfactory. Also, each Board took into account the investment performance of funds currently advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but were unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund and Trust.

Conclusion--After the independent trustees of the Fund and independent trustees of the Trust deliberated in executive session, each entire Board, including the independent trustees, approved the New Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the New Investment Advisory Agreement was in the best interests of the shareholders. In approving the New Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.


Contingent BlackRock Subadvisory Agreement--Matters Considered by each Board

At the telephonic and in-person meetings held during April and May 2006 at which the Boards discussed and approved the New Investment Advisory Agreement, the Trust's Board, including the independent trustees, also considered a contingent subadvisory agreement (the "Contingent Subadvisory Agreement") between the Investment Adviser and BlackRock Advisors (the "BlackRock Subadviser"). The Contingent Subadvisory Agreement is intended to ensure that the Trust operates with efficient portfolio management services until the closing of the Transaction, in the event that each Board deems it necessary and in the best interests of the Fund and Trust and their shareholders that the BlackRock Subadviser assist in managing the operations of the Trust during the interim period until the closing of the Transaction. If shareholders approve the Contingent Subadvisory Agreement, it will take effect only upon recommendation from the Investment Adviser and upon subsequent approval of each Board in the period up to the closing of the Transaction. The effectiveness of the Contingent Subadvisory Agreement, therefore, would be contingent on further Board approval after shareholders approve it. Pursuant to the Contingent Subadvisory Agreement, the BlackRock Subadviser would receive a monthly fee from the Investment Adviser equal to 50% of the advisory fee received by the Investment Adviser. The Investment Adviser would pay the BlackRock Subadviser out of its own resources. There would be no increase in Fund or Trust expenses as a result of the Contingent Subadvisory Agreement.



MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006



Disclosure of New Investment Advisory Agreement (concluded)


In making its approval at the May in-person meeting, each Board considered the Contingent Subadvisory Agreement in conjunction with the New Investment Advisory Agreement and reviewed the same information and factors discussed above. Each Board also considered in conjunction with the Contingent Subadvisory Agreement the necessity of ensuring that the Trust operates with effective management services until the closing of the Transaction. In reviewing the subadvisory fee rate provided in the Contingent Subadvisory Agreement, each Board took note of the fact that both the Investment Adviser and the BlackRock Subadviser would have significant responsibilities under their respective advisory agreements. The Investment Adviser would remain responsible for oversight of the operations and administration of the Fund and Trust, and the BlackRock Subadviser would provide advisory services to the Trust under the Contingent Subadvisory Agreement. Each Board also took into account the expected short duration of the term of any Contingent Subadvisory Agreement and the fact that total advisory fees paid by the Fund and Trust would not increase as a result of the Contingent Subadvisory Agreement. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for the BlackRock Subadviser to receive 50% of the advisory fee paid by the Trust to the Investment Adviser.

After the independent trustees deliberated in executive session, each entire Board, including the independent trustees, approved the Contingent Subadvisory Agreement, concluding that the advisory fee was reasonable in relation to the services provided and that the Contingent Subadvisory Agreement was in the best interests of shareholders.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Availability of Quarterly Schedule of Investments


The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


MERRILL LYNCH REAL INVESTMENT FUND                                 MAY 31, 2006


Item 2 -   Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 -   Audit Committee of Listed Registrants - Not Applicable

Item 6 -   Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 -  Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 -  Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -  Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) -    Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Merrill Lynch Real Investment Fund and Master Real Investment Trust


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: July 21, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Robert C. Doll, Jr.
       ---------------------------
       Robert C. Doll, Jr.,
       Chief Executive Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: July 21, 2006


By:     /s/ Donald C. Burke
       ---------------------------
       Donald C. Burke,
       Chief Financial Officer of
       Merrill Lynch Real Investment Fund and Master Real Investment Trust


Date: July 21, 2006